SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2004

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Arbitron Inc. News Release dated April 20, 2004

Item 12.	Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12 of Form 8-K.

     On April 20, 2004, we issued a press release reporting 2004 first quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.

Date:	April 20, 2004	By:	/s/ Dolores L. Cody

Dolores L. Cody
Executive Vice President, Legal and Business
Affairs, Chief Legal Officer and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. News Release dated April 20, 2004. This exhibit is deemed to be furnished not “filed” pursuant to Item 12 of Form 8-K.

4